[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) CORE
                     GROWTH FUND

                     ANNUAL REPORT o AUGUST 31, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements .....................................................  17
Notes to Financial Statements ............................................  24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -21.73%, Class B shares -22.13%, Class C shares -22.18%, and Class I shares -21.40%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -22.17% return over the same period for the fund's benchmark, the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.67%.

Q.  HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OVER THE PERIOD?

A. Amid extremely volatile markets, growth equities continued their downward slide. First, the tragic events of September 11, 2001, inexorably altered our sense of security as a nation. In 2002, the uncovering of deceptive accounting practices at a number of companies led to several high-profile bankruptcies. These events challenged investors' faith in the veracity of financial statements and in the integrity of corporate managers. All the while, profit growth remained under extreme pressure.

Q.  WHAT AREAS HELPED PERFORMANCE?

A. Against this negative backdrop, most share classes of the fund slightly outperformed our benchmark. Although portfolio performance was poor on an absolute basis, several areas of the fund did well relative to growth stocks overall -- particularly the leisure sector, where our stock picks included advertising-sensitive media franchises (Viacom), publishers (Scholastic), and budget-priced restaurant chains (YUM Brands, CEC Entertainment).

    Holdings among business services concerns, which provide services such as technology assistance and financial transaction processing to other companies, also helped results. A trend toward outsourcing, increases in transaction volumes, and consolidation opportunities overcame economic impediments to growth for companies such as Affiliated Computer Services and First Data. Our positioning in the basic materials sector -- one of the few that ended the year in positive territory -- was also beneficial. Productivity gains at 3M Company and expense control at Praxair drove both stocks higher during the period.

Q.  WHAT INVESTMENTS HURT RELATIVE PERFORMANCE?

A. Underweighting pharmaceutical giants relative to our benchmark -- firms such as Johnson & Johnson, Pfizer, and Pharmacia -- hurt results. Although drug companies traded lower during the past 12 months, they still held up better than growth equities generally. Our stock selection among financial services firms also disappointed, held back by issues ranging from brokerage investigations to potential asbestos insurance liabilities.

Q. AS OF THE END OF THE PERIOD, HOW WERE YOU APPROACHING A MARKET THAT CONTINUED TO BE QUITE VOLATILE?

A. Through our Original ResearchSM process, we hoped to identify companies whose businesses were improving and could see sustainable growth into the future. We have also tried to maintain a valuation discipline when it comes to buying and selling these stocks.

    For example, during the period we increased our exposure to a number of retailers. Contrary to the consensus view that the consumer was weakening, we saw opportunities for well-run retailers to deliver solid earnings and cash flow growth over the coming year. We think the pickup in mortgage refinancing activity at the end of the period will likely help consumer spending. Meanwhile, managements of top retail franchises appeared to us to be very focused on driving higher returns through productivity enhancements and customer focus. We believe these elements may lead to good relative growth in the retail sector.

    Conversely, we have tried to avoid owning stocks of companies facing deteriorating fundamentals (business factors such as earnings and cash flow). For this reason, at the end of the period we had no exposure to wireless communications service providers. Fierce competition has crushed pricing, driving margins lower and increasing the burden of servicing debt. The long awaited introduction of next generation wireless data services -- which could fuel revenue growth -- has been repeatedly postponed. Industry consolidation could help, but that will take time. So despite the drubbing these stocks have taken, we don't yet view them as bargains and we are willing to remain on the sidelines for now.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST.

HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:              SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1996

CLASS INCEPTION:          CLASS A  JANUARY 2, 1996
                          CLASS B  DECEMBER 31, 1999
                          CLASS C  DECEMBER 31, 1999
                          CLASS I  JANUARY 2, 1997

SIZE:                     $619.4 MILLION NET ASSETS AS OF AUGUST 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2002. Index information is from January 1, 1996.)

                       MFS Core Growth Fund       Russell 1000
                             - Class A            Growth Index

              1/96           $ 9,425               $10,000
              8/96            11,621                10,823
              8/97            16,876                15,084
              8/98            18,353                16,329
              8/99            28,323                24,221
              8/00            42,876                32,325
              8/01            27,198                17,674
              8/02            21,288                13,756


TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -21.73%    -24.84%    +26.15%   +125.87%
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Average Annual Total Return
  Excluding Sales Charge              -21.73%    - 9.08%    + 4.76%   + 13.01%
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Average Annual Total Return
  Including Sales Charge              -26.23%    -10.86%    + 3.52%   + 12.01%
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CLASS B
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -22.13%    -26.01%    +24.18%   +122.34%
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Average Annual Total Return
  Excluding Sales Charge              -22.13%    - 9.55%    + 4.43%   + 12.74%
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Average Annual Total Return
  Including Sales Charge              -25.24%    -10.38%    + 4.15%   + 12.74%
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CLASS C
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return Excluding
  Sales Charge                        -22.18%    -25.99%    +24.22%   +122.42%
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Average Annual Total Return
  Excluding Sales Charge              -22.18%    - 9.54%    + 4.43%   + 12.75%
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Average Annual Total Return
  Including Sales Charge              -22.95%    - 9.54%    + 4.43%   + 12.75%
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CLASS I
                                       1 Year    3 Years    5 Years      Life*
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Cumulative Total Return (No Sales
  Charge)                             -21.40%    -24.12%    +27.49%   +128.42%
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Average Annual Total Return (No
  Sales Charge)                       -21.40%    - 8.79%    + 4.98%   + 13.20%
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COMPARATIVE INDICES(+)
                                       1 Year    3 Years    5 Years      Life*
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Average large cap growth fund+        -22.67%    -15.06%    - 1.59%   +  4.21%
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Russell 1000 Growth Index#            -22.17%    -17.19%    - 1.83%   +  4.90%
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  * For the period from the commencement of the fund's investment operations,
    January 2, 1996, through August 31, 2002. Index information is from
    January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

These risks may increase share volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK SECTORS

              HEALTH CARE                        21.9%
              TECHNOLOGY                         13.8%
              FINANCIAL SERVICES                 11.9%
              CONSUMER STAPLES                   11.5%
              RETAILING                          10.9%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  4.8%                              3M CO.  2.4%
Pharmaceutical products company                 Diversified manufacturing firm specializing in
                                                coatings, adhesives, and abrasives
MICROSOFT CORP.  3.2%
Computer software and systems company           FREDDIE MAC CORP.  2.4%
                                                U.S. mortgage banker and underwriter
WAL-MART STORES, INC.  2.6%
General merchandise retailer                    CISCO SYSTEMS, INC.  2.3%
                                                Computer networking firm
TENET HEALTHCARE CORP.  2.5%
Operator of health care services facilities     CITIGROUP, INC.  2.3%
                                                Diversified financial services company
VIACOM, INC.  2.5%
Diversified media and entertainment company     CLEAR CHANNEL COMMUNICATIONS, INC.  2.2%
                                                Media company with operations in radio, outdoor
                                                advertising, and live entertainment

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Stocks - 98.6%
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ISSUER                                                SHARES          VALUE
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U.S. Stocks - 93.2%
  Aerospace & Defense - 2.6%
    Honeywell International, Inc.                     55,700   $  1,668,215
    Lockheed Martin Corp.                             21,100      1,336,052
    Northrop Grumman Corp.                           108,300     13,299,240
                                                               ------------
                                                               $ 16,303,507
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  Apparel & Textiles - 0.3%
    Jones Apparel Group, Inc.*                        50,000   $  1,804,500
---------------------------------------------------------------------------
  Automotive - 1.8%
    Harley-Davidson, Inc.                            219,900   $ 10,825,677
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  Banks & Credit Cos. - 1.0%
    Bank of America Corp.                             44,600   $  3,125,568
    Comerica, Inc.                                    56,500      3,305,250
                                                               ------------
                                                               $  6,430,818
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  Biotechnology - 1.0%
    Amgen, Inc.*                                     142,600   $  6,421,278
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  Building - 0.1%
    Clayton Homes, Inc.                               50,000   $    663,500
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  Business Machines - 0.2%
    Texas Instruments, Inc.                           61,300   $  1,207,610
---------------------------------------------------------------------------
  Business Services - 3.1%
    Concord EFS, Inc.*                               119,700   $  2,443,077
    Fedex Corp.                                       25,100      1,188,485
    First Data Corp.                                 256,500      8,913,375
    H & R Block, Inc.                                 70,000      3,423,000
    United Parcel Service, Inc.                       52,500      3,355,275
                                                               ------------
                                                               $ 19,323,212
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  Chemicals - 0.5%
    Praxair, Inc.                                     54,500   $  3,053,635
---------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Dell Computer Corp.*                             300,800   $  8,004,288
---------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.6%
    Intuit, Inc.*                                     56,900   $  2,539,447
    Microsoft Corp.*                                 400,000     19,632,000
                                                               ------------
                                                               $ 22,171,447
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  Computer Software - Services - 0.4%
    Cadence Design Systems, Inc.*                    120,000   $  1,616,400
    EMC Corp.*                                       107,200        724,672
                                                               ------------
                                                               $  2,341,072
---------------------------------------------------------------------------
  Computer Software - Systems - 1.8%
    Brocade Communications Systems, Inc.*            172,500   $  2,496,075
    Oracle Corp.*                                    400,000      3,836,000
    Peoplesoft, Inc.*                                164,900      2,651,592
    VERITAS Software Corp.*                          140,200      2,269,838
                                                               ------------
                                                               $ 11,253,505
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  Consumer Goods & Services - 6.3%
    Alberto Culver Co. "B"                            53,380   $  2,629,499
    Avery Dennison Corp.                              25,000      1,578,000
    Avon Products, Inc.                              172,800      8,422,272
    Colgate-Palmolive Co.                             69,200      3,774,860
    Newell Rubbermaid, Inc.                           56,700      1,961,820
    Philip Morris Cos., Inc.                         250,000     12,500,000
    Procter & Gamble Co.                              91,300      8,093,745
                                                               ------------
                                                               $ 38,960,196
---------------------------------------------------------------------------
  Electrical Equipment - 2.1%
    General Electric Co.                             400,000   $ 12,060,000
    QLogic Corp.*                                     26,200        879,010
                                                               ------------
                                                               $ 12,939,010
---------------------------------------------------------------------------
  Electronics - 3.0%
    Analog Devices, Inc.*                            123,000   $  2,964,300
    Intel Corp.                                      279,800      4,664,266
    Linear Technology Corp.                          128,200      3,361,404
    LSI Logic Corp.*                                 100,000        733,000
    Microchip Technology, Inc.*                       91,400      1,923,970
    Micron Technology, Inc.*                          48,800        841,800
    Novellus Systems, Inc.*                           56,700      1,386,882
    Xilinx, Inc.*                                    148,400      2,867,088
                                                               ------------
                                                               $ 18,742,710
---------------------------------------------------------------------------
  Entertainment - 6.1%
    AOL Time Warner, Inc.*                           424,400   $  5,368,660
    Carnival Corp.                                    61,400      1,502,458
    Clear Channel Communications, Inc.*              399,000     13,637,820
    Disney (Walt) Co.                                 71,500      1,121,120
    Electronic Arts, Inc.*                            19,700      1,246,222
    Viacom, Inc., "B"*                               367,500     14,957,250
                                                               ------------
                                                               $ 37,833,530
---------------------------------------------------------------------------
  Financial Institutions - 8.0%
    American Express Co.                              84,700   $  3,054,282
    Citigroup, Inc.                                  432,200     14,154,550
    Countrywide Credit Industries, Inc.               20,000      1,049,800
    Freddie Mac Corp.                                226,500     14,518,650
    Goldman Sachs Group, Inc.                         95,500      7,382,150
    Mellon Financial Corp.                            38,500      1,064,525
    SLM Corp.                                         87,800      8,046,870
                                                               ------------
                                                               $ 49,270,827
---------------------------------------------------------------------------
  Food & Beverage Products - 4.7%
    Anheuser-Busch Cos., Inc.                        165,000   $  8,771,400
    Pepsi Bottling Group, Inc.                       149,600      4,368,320
    PepsiCo, Inc.                                    169,200      6,691,860
    Smucker (J.M.) Co.                               103,022      3,744,850
    Sysco Corp.                                      186,800      5,297,648
                                                               ------------
                                                               $ 28,874,078
---------------------------------------------------------------------------
  Healthcare - 0.9%
    HCA, Inc.                                        117,700   $  5,478,935
---------------------------------------------------------------------------
  Insurance - 2.1%
    AFLAC, Inc.                                       62,400   $  1,910,064
    American International Group, Inc.               120,000      7,536,000
    Chubb Corp.                                       49,500      3,063,555
    Travelers Property Casualty Corp. "A"*            18,672        293,524
    Travelers Property Casualty Corp. "B"*            18,164        295,891
                                                               ------------
                                                               $ 13,099,034
---------------------------------------------------------------------------
  Internet - 0.1%
    Ebay, Inc.*                                       16,000   $    905,440
---------------------------------------------------------------------------
  Machinery - 0.8%
    Danaher Corp.                                     80,300   $  4,830,045
---------------------------------------------------------------------------
  Manufacturing - 3.5%
    3M Co.                                           117,700   $ 14,706,615
    Illinois Tool Works, Inc.                        101,400      6,947,928
                                                               ------------
                                                               $ 21,654,543
---------------------------------------------------------------------------
  Medical & Health Products - 12.7%
    Baxter International, Inc.                       317,000   $ 11,503,930
    Eli Lilly & Co.                                  163,800      9,508,590
    Forest Laboratories, Inc.*                       138,000     10,074,000
    Johnson & Johnson Co.                            223,600     12,143,716
    Pfizer, Inc.                                     884,000     29,242,720
    Stryker Corp.                                     67,700      3,816,249
    Wyeth Co.                                         52,400      2,242,720
                                                               ------------
                                                               $ 78,531,925
---------------------------------------------------------------------------
  Medical & Health Technology Services - 6.0%
    Cardinal Health, Inc.                            115,000   $  7,456,600
    Medtronic, Inc.                                  128,200      5,279,276
    Tenet Healthcare Corp.*                          320,000     15,094,400
    UnitedHealth Group, Inc.                         105,200      9,294,420
                                                               ------------
                                                               $ 37,124,696
---------------------------------------------------------------------------
  Oil Services - 1.3%
    BJ Services Co.*                                  63,800   $  1,946,538
    Noble Corp.*                                      35,500      1,102,985
    Schlumberger Ltd.                                112,200      4,848,162
                                                               ------------
                                                               $  7,897,685
---------------------------------------------------------------------------
  Oils - 0.4%
    Apache Corp.                                      45,700   $  2,516,242
---------------------------------------------------------------------------
  Printing & Publishing - 2.2%
    McGraw-Hill Cos., Inc.                            37,500   $  2,377,875
    Scholastic Corp.*                                264,900     11,173,482
                                                               ------------
                                                               $ 13,551,357
---------------------------------------------------------------------------
  Restaurants & Lodging - 2.2%
    CEC Entertainment, Inc.*                         200,000   $  7,304,000
    MGM Mirage, Inc.*                                 40,700      1,444,443
    Yum! Brands, Inc.*                               170,000      5,156,100
                                                               ------------
                                                               $ 13,904,543
---------------------------------------------------------------------------
  Retail - 10.4%
    A.C. Moore Arts & Crafts, Inc.*                  240,000   $  5,112,000
    Bed Bath & Beyond, Inc.*                          56,100      1,798,566
    Best Buy Co., Inc.*                               27,800        589,360
    Dollar Tree Stores, Inc.*                         70,000      1,722,700
    Family Dollar Stores, Inc.                       150,000      4,282,500
    Home Depot, Inc.                                  75,400      2,482,922
    Kohl's Corp.*                                    128,200      8,938,104
    Lowe's Cos., Inc.                                200,700      8,304,966
    Petco Animal Supplies, Inc.*                      65,000      1,242,969
    Target Corp.                                     162,100      5,543,820
    TJX Cos., Inc.                                   124,400      2,460,632
    Wal-Mart Stores, Inc.                            295,500     15,803,340
    Walgreen Co.                                     116,400      4,044,900
    Williams-Sonoma, Inc.*                           100,000      2,300,000
                                                               ------------
                                                               $ 64,626,779
---------------------------------------------------------------------------
  Telecommunications - 2.7%
    AT&T Corp.(S)(S)*                                125,000   $    610,000
    AT&T Corp.                                       150,000      1,833,000
    Cisco Systems, Inc.*                           1,027,600     14,201,432
                                                               ------------
                                                               $ 16,644,432
---------------------------------------------------------------------------
Total U.S. Stocks                                              $577,190,056
---------------------------------------------------------------------------
Foreign Stocks - 5.4%
  Australia - 0.2%
    News Corp. Ltd., ADR (Multimedia)                 50,000   $  1,075,000
---------------------------------------------------------------------------
  Bermuda - 1.4%
    ACE Ltd. (Insurance)                              38,800   $  1,234,228
    Tyco International Ltd. (Conglomerates)          312,200      4,898,418
    XL Capital Ltd., "A" (Insurance)                  32,600      2,399,686
                                                               ------------
                                                               $  8,532,332
---------------------------------------------------------------------------
  Canada - 0.8%
    Encana Corp. (Oils)                              177,500   $  5,218,500
---------------------------------------------------------------------------
  Germany - 0.6%
    Porsche AG (Automotive)                            8,000   $  3,843,951
---------------------------------------------------------------------------
  Israel - 0.3%
    Teva Pharmaceutical Industries Ltd.
      (Medical & Health Products)                     30,300   $  2,008,890
---------------------------------------------------------------------------
  Netherlands - 0.2%
    ASML Holding N.V. (Electronics)                   69,440   $    710,209
    ASML Holding N.V. (Electronics) "New York
      Registered Shares"*                             27,300        279,552
                                                               ------------
                                                               $    989,761
---------------------------------------------------------------------------
  Switzerland - 0.6%
    Alcon, Inc. (Medical & Health Technology
      Services)*                                      110,300   $  4,077,79
---------------------------------------------------------------------------
  Taiwan - 0.6%
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)                              465,820   $  3,805,749
---------------------------------------------------------------------------
  United Kingdom - 0.7%
    Diageo PLC (Food & Beverage Products)*           222,300   $  2,690,151
    Unilever PLC (Food & Beverage Products)          174,100      1,586,881
                                                               ------------
                                                               $  4,277,032
---------------------------------------------------------------------------
Total Foreign Stocks                                           $ 33,829,006
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $608,196,963)                   $611,019,062
---------------------------------------------------------------------------

Short-Term Obligations - 0.7%
---------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
                                               (000 OMITTED)
---------------------------------------------------------------------------
    Citigroup, Inc., due 9/03/02 at Amortized Cost  $  4,070   $  4,069,575
---------------------------------------------------------------------------

Repurchase Agreement - 0.7%
---------------------------------------------------------------------------
    Merrill Lynch, dated 8/30/02, due 9/03/02,
      total to be received $4,205,841 (secured
      by various U.S. Treasury and Government
      Agency obligations in a jointly traded
      account), at Cost                             $  4,205   $  4,205,000
---------------------------------------------------------------------------
Total Investments (Identified Cost, $616,471,538)              $619,293,637

Other Assets, Less Liabilities                                      155,811
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $619,449,448
---------------------------------------------------------------------------
     * Non-income producing security
(S)(S) When-issued security. At August 31, 2002, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
AUGUST 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $616,471,538)       $ 619,293,637
  Investment of cash collateral for securities loaned,
     at identified cost and value                                38,762,850
  Cash                                                                  787
  Receivable for fund shares sold                                 4,734,893
  Receivable for investments sold                                19,515,197
  Interest and dividends receivable                                 504,296
  Receivable from investment advisor                                347,218
                                                              -------------
      Total assets                                            $ 683,158,878
                                                              -------------
Liabilities:
  Payable to custodian                                        $     114,027
  Payable for fund shares reacquired                              1,571,177
  Payable for investments purchased                              23,020,351
  Collateral for securities loaned, at value                     38,762,850
  Payable to affiliates -
    Management fee                                                   25,431
    Distribution and service fee                                     18,792
    Accrued expenses and other liabilities                          196,802
                                                              -------------
      Total liabilities                                       $  63,709,430
                                                              -------------
Net assets                                                    $ 619,449,448
                                                              =============
Net assets consist of:
  Paid-in capital                                             $ 817,560,740
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                            2,822,242
  Accumulated net realized loss on investments
    and foreign currency transactions                          (200,883,473)
  Accumulated net investment loss                                   (50,061)
                                                              -------------
      Total                                                   $ 619,449,448
                                                              =============
Shares of beneficial interest outstanding                       47,075,980
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $417,986,401 / 31,606,596 shares of
    beneficial interest outstanding)                             $13.22
                                                                 ======
  Offering price per share (100 / 94.25) of net asset
    value per share)                                             $14.03
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $114,619,096 / 8,806,736 shares of
    beneficial interest outstanding)                             $13.01
                                                                 ======
Class C shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $82,440,824 / 6,333,385
    shares of beneficial interest outstanding)                   $13.02
                                                                 ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $4,403,127 / 329,263 shares of
    beneficial interest outstanding)                             $13.37
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-----------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                  $   3,261,175
    Interest                                                         350,258
    Foreign taxes withheld                                           (26,047)
                                                               -------------
      Total investment income                                  $   3,585,386
                                                               -------------
  Expenses -
    Management fee                                             $   3,844,941
    Trustees' compensation                                            52,292
    Shareholder servicing agent fee                                  512,673
    Distribution and service fee (Class A)                         1,139,095
    Distribution and service fee (Class B)                         1,079,429
    Distribution and service fee (Class C)                           732,195
    Administrative fee                                                58,109
    Custodian fee                                                    226,146
    Printing                                                          73,459
    Postage                                                           71,519
    Auditing fees                                                     31,498
    Legal fees                                                         9,340
    Reimbursement of expenses to investment adviser                  196,896
    Miscellaneous                                                    623,216
                                                               -------------
      Total expenses                                           $   8,650,808
    Fees paid indirectly                                             (39,000)
                                                               -------------
      Net expenses                                             $   8,611,808
                                                               -------------
        Net investment loss                                    $  (5,026,422)
                                                               -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $(159,436,759)
    Foreign currency transactions                                    (22,052)
                                                               -------------
      Net realized loss on investments and foreign currency
        transactions                                           $(159,458,811)
                                                               -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $  11,757,888
    Translation of assets and liabilities in foreign
      currencies                                                         221
                                                               -------------
      Net unrealized gain on investments and foreign
        currency translation                                   $  11,758,109
                                                               -------------
        Net realized and unrealized loss on investments
          and foreign currency                                 $(147,700,702)
                                                               -------------
          Decrease in net assets from operations               $(152,727,124)
                                                               =============

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    2002                       2001
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                           $  (5,026,422)              $ (1,064,944)
  Net realized loss on investments and foreign currency
    transactions                                                 (159,458,811)               (40,763,577)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           11,758,109                (15,624,847)
                                                                -------------               ------------
    Decrease in net assets from operations                      $(152,727,124)              $(57,453,368)
                                                                -------------               ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $  --                       $   (604,031)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                --                           (432,615)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                --                           (285,941)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                --                           (213,021)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                        --                           (280,228)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                        --                           (200,703)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                        --                           (132,657)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                        --                            (98,827)
                                                                -------------               ------------
    Total distributions declared to shareholders                $  --                       $(2,248,023)
                                                                -------------               ------------
Net increase in net assets from fund share transactions         $ 539,015,264               $257,001,609
                                                                -------------               ------------
    Total increase in net assets                                $ 386,288,140               $197,300,218
Net assets:
  At beginning of period                                          233,161,308                 35,861,090
                                                                -------------               ------------
  At end of period (including accumulated net investment
    loss of $50,061 and $23,678, respectively)                  $ 619,449,448               $233,161,308
                                                                =============               ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each year):
Net asset value - beginning of year              $16.89            $27.51           $19.46           $14.44           $15.82
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.12)           $(0.11)          $(0.16)          $  --            $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.55)            (9.73)            9.75             7.34             1.26
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(3.67)           $(9.84)          $ 9.59           $ 7.34           $ 1.25
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $  --             $  --            $  --            $  --            $(1.20)
  From net realized gain on investments
    and foreign currency transactions               --              (0.53)           (1.54)           (2.32)           (1.43)
  In excess of net realized gain on
    investment and foreign currency
    transactions                                    --              (0.25)             --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $  --             $(0.78)          $(1.54)          $(2.32)          $(2.63)
                                                 ------            ------           ------           ------           ------
Net asset value - end of year                    $13.22            $16.89           $27.51           $19.46           $14.44
                                                 ======            ======           ======           ======           ======
Total return(+)                                  (21.73)%          (36.57)%          51.38%           54.33%            8.75%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.47%             1.52%            1.25%            0.88%            0.89%
  Net investment loss                             (0.76)%           (0.56)%          (0.69)%          (0.01)%          (0.03)%
Portfolio turnover                                  257%              283%             303%             240%             261%
Net assets at end of year (000 Omitted)        $417,986          $111,062          $10,833           $1,837           $1,495

  (S) The investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002.
      In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser and distributor voluntarily waived their fees. In consideration, the fund paid the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment loss and ratios would have been:
        Net investment loss                      $(0.11)           $(0.12)          $(0.39)          $(0.22)          $(0.17)
        Ratios (to average net assets):
          Expenses##                               1.43%             1.57%            2.20%            2.13%            2.15%
          Net investment loss                     (0.72)%           (0.61)%          (1.64)%          (1.26)%          (1.29)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $16.72               $27.41                 $23.88
                                                                 ------               ------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.22)              $(0.23)                $(0.28)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (3.49)               (9.70)                  3.81
                                                                 ------               ------                 ------
      Total from investment operations                           $(3.71)              $(9.93)                $ 3.53
                                                                 ------               ------                 ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                        $ --                 $(0.52)                $ --
  In excess of net realized gain on investment and
    foreign currency transactions                                  --                  (0.24)                  --
                                                                 ------               ------                 ------
      Total distributions declared to shareholders               $ --                 $(0.76)                $ --
                                                                 ------               ------                 ------
Net asset value - end of period                                  $13.01               $16.72                 $27.41
                                                                 ======               ======                 ======
Total return                                                     (22.13)%             (37.01)%                14.74%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.12%                2.17%                  2.15%+
  Net investment loss                                             (1.41)%              (1.20)%                (1.51)%+
Portfolio turnover                                                  257%                 283%                   303%
Net assets at end of period (000 Omitted)                      $114,619              $68,839                 $8,795

  (S) The investment adviser has voluntarily agreed under a temporary reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the investment loss per share and the ratios would have been:
       Net investment loss                                       $(0.21)              $(0.24)                $(0.40)
       Ratios (to average net assets):
         Expenses##                                                2.08%                2.22%                  2.85%+
         Net investment loss                                      (1.37)%              (1.25)%                (2.21)%+
  * For the period from the inception of Class B shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $16.73               $27.43                 $23.88
                                                                 ------               ------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.22)              $(0.23)                $(0.27)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (3.49)               (9.70)                  3.82
                                                                 ------               ------                 ------
      Total from investment operations                           $(3.71)              $(9.93)                $ 3.55
                                                                 ------               ------                 ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                        $ --                 $(0.53)                $ --
  In excess of realized gain on investments and foreign
    currency transactions                                          --                  (0.24)                  --
                                                                 ------               ------                 ------
      Total distributions declared to shareholders               $ --                 $(0.77)                $ --
                                                                 ------               ------                 ------
Net asset value - end of period                                  $13.02               $16.73                 $27.43
                                                                 ======               ======                 ======
Total return                                                     (22.18)%             (36.99)%                14.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.12%                2.17%                  2.15%+
  Net investment loss                                             (1.41)%              (1.20)%                (1.50)%+
Portfolio turnover                                                  257%                 283%                   303%
Net assets at end of period (000 Omitted)                       $82,441              $45,879                 $4,750

  (S) The investment adviser has voluntarily agreed under a temporary reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees from January 1, 2000 through July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.21)              $(0.24)                $(0.39)
        Ratios (to average net assets):
          Expenses##                                               2.08%                2.22%                  2.85%+
          Net investment loss                                     (1.37)%              (1.25)%                (2.22)%+
  * For the period from the inception of Class C shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each year):
Net asset value - beginning of year              $17.01            $27.63           $19.47           $14.46           $15.84
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.06)           $(0.03)          $(0.09)          $  --            $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.58)            (9.80)            9.79             7.33             1.26
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(3.64)           $(9.83)          $ 9.70           $ 7.33           $ 1.25
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $  --             $  --            $  --            $  --            $(1.20)
  From net realized gain on investments
    and foreign currency transactions               --              (0.54)           (1.54)           (2.32)           (1.43)
  In excess of net realized gain on
    investment and foreign currency
    transactions                                    --              (0.25)             --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $  --             $(0.79)          $(1.54)          $(2.32)          $(2.63)
                                                 ------            ------           ------           ------           ------
Net asset value - end of year                    $13.37            $17.01           $27.63           $19.47           $14.46
                                                 ======            ======           ======           ======           ======
Total return                                     (21.40)%          (36.39)%          51.77%           54.40%            8.82%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.12%             1.15%            0.94%            0.71%            0.89%
  Net investment loss                             (0.39)%           (0.14)%          (0.37)%          (0.02)%          (0.06)%
Portfolio turnover                                  257%              283%             303%             240%             261%
Net assets at end of year (000 Omitted)          $4,403            $7,381          $11,483          $10,285           $1,415

  (S) The investment adviser has voluntarily agreed under a temporary reimbursement expense agreement to pay all of the fund's operating expenses, exclusive of management fee from January 1, 2000 and July 30, 2002. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss and the ratios would have been:
        Net investment loss                      $(0.06)           $(0.04)          $(0.39)          $(0.14)          $(0.13)
        Ratios (to average net assets):
          Expenses##                               1.08%             1.20%            1.84%            1.46%            1.65%
          Net investment loss                     (0.35)%           (0.19)%          (1.27)%          (0.77)%          (0.81)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $37,422,830. These loans were collateralized by cash of $38,762,850 which was invested in the following short-term obligation:

                                                                AMORTIZED COST
                                                        SHARES       AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        38,762,850     $38,762,850
                                                                   -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $7,584 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $31,416 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

                                               AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                     $  --         $1,380,303
  Long-term capital gain                                 --            854,235
                                                      --------      ----------
                                                      $  --         $2,234,538
  Tax return of capital                                  --             13,485
                                                      --------      ----------
Total distributions declared                          $  --         $2,248,023
                                                      ========      ==========

During the year ended August 31, 2002, accumulated net investment loss decreased by $5,000,039, accumulated net realized loss on investments and foreign currency transactions decreased by $22,479, and paid-in capital decreased by $5,022,518 due to differences between book and tax accounting for currency transactions, wash sales, net operating losses, and capital losses. This change had no effect on the net assets or net asset value per share.

At August 31, 2002, accumulated net investment loss and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales, net operating losses, and capital losses.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $     --
          Undistributed long-term capital gain               --
          Capital loss carryforward                     (47,371,274)
          Unrealized loss                               (57,443,077)
          Other temporary differences                   (93,296,941)

At August 31, 2002, the fund, for federal income tax purposes, had a capital loss carryforward of $47,371,274 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009 ($217,688) and August 31, 2010 ($47,153,586).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

Prior to July 31, 2002, the fund had a temporary expense reimbursement agreement whereby MFS voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund, in turn, paid MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to amounts paid by MFS in prior years. As of August 31, 2002, the fund had completely reimbursed MFS.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $277 as a result of the change in the fund's pension liability under this plan and a pension expense of $4,586 for inactive trustees for the year ended August 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $4,094 and a one-time transition expense of $33,838.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $231,721 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                              CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------
Distribution fee                0.10%           0.75%           0.75%
Service fee                     0.25%           0.25%           0.25%
                                -----           -----           -----
Total distribution plan         0.35%           1.00%           1.00%

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                              CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------
Service fee retained by MFD   $30,607            $481          $1,332

Fees incurred under the distribution plan during the year ended August 31, 2002, were as follows:

                              CLASS A         CLASS B         CLASS C
-----------------------------------------------------------------------
Total distribution plan         0.35%           1.00%           1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                              CLASS A         CLASS B         CLASS C
---------------------------------------------------------------------
Contingent deferred sales
  charges imposed             $ 3,580        $222,897         $31,408

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,820,367,007 and $1,280,768,099, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $676,736,857
                                                                 ------------
Gross unrealized appreciation                                    $ 22,346,042
Gross unrealized depreciation                                     (79,789,262)
                                                                 ------------
    Net unrealized depreciation                                  $(57,443,220)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                               34,876,638    $   556,530,555          7,671,125    $   154,790,909
Shares issued to shareholders in
  reinvestment of distributions                   18                295             35,158            843,197
Shares reacquired                         (9,847,420)      (151,062,480)        (1,522,669)       (30,076,512)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                          25,029,236    $   405,468,370          6,183,614    $   125,557,594
                                     ===============    ===============    ===============    ===============

Class B shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                6,878,619    $   109,142,273          4,065,563    $    82,519,283
Shares issued to shareholders in
  reinvestment of distributions                   55                902             24,680            582,932
Shares reacquired                         (2,190,028)       (32,163,269)          (293,057)        (5,851,483)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                           4,688,646    $    76,979,906          3,797,186    $    77,250,732
                                     ===============    ===============    ===============    ===============
Class C shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                4,901,418    $    77,990,788          2,862,572    $    59,495,722
Shares issued to shareholders in
  reinvestment of distributions                  366              4,926             16,613            394,287
Shares reacquired                         (1,311,179)       (19,574,787)          (309,599)        (6,111,684)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase                           3,590,605    $    58,420,927          2,569,586    $    53,778,325
                                     ===============    ===============    ===============    ===============

Class I shares
                                             YEAR ENDED AUGUST 31, 2002            YEAR ENDED AUGUST 31, 2001
                                     ----------------------------------    ----------------------------------
                                              SHARES             AMOUNT             SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                   69,760    $     1,101,000             95,911    $     2,206,948
Shares issued to shareholders in
  reinvestment of distributions                 --                 --               13,070            311,848
Shares reacquired                           (174,482)        (2,954,939)           (90,530)        (2,103,838)
                                     ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)                 (104,722)   $    (1,853,939)            18,451    $       414,958
                                     ===============    ===============    ===============    ===============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $5,499 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           /s/ ERNST & YOUNG  LLP

Boston, Massachusetts
October 11, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
--------------------------------------------------------------------------------

MFS(R) CORE GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IV, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and
Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Stephen Pesek+                                           business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) CORE GROWTH FUND                                      -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MCG-2  10/02  72M  92/292/392/892